UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: March 27, 2019

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02Unregistered Sales of Equity Securities

On March 29, 2019, Timberline Resources Corporation (“Timberline” or the “Company”) closed the sale of the first tranche of a private placement offering of Units of the Company at a price of US$0.08 per Unit.. Each Unit consists of one share of common stock of the Company and one common share purchase Class H warrant (each a “Warrant”), with each Warrant exercisable to acquire an additional share of common stock of the Company at a price of US$0.14 per share until March 30, 2022.  A form of the warrant is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In the first tranche of the Offering that closed on March 29, 2019, accredited investors subscribed for 2,000,000 Units on a private placement basis at a price of US$0.08 per unit for total proceeds of US$160,000.  As a result, 2,000,000 shares of common stock of the Company and 2,000,000 Warrants were issued and 2,000,000 shares of common stock were reserved for issuance pursuant to Warrant exercises.  The Offering is anticipated to total up to 7.5 million Units for a total of US$600,000 and is expected to close in April 2019, subject to the satisfaction of certain regulatory requirements.

The Units were offered and sold solely to persons who qualify as “accredited investors” as defined in Rule 501(a) of Regulation D promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Rule 506(b) under the Securities Act based on documentation and representations provided by the investors to the Company reasonably confirming their status as accredited investors.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

On March 27, 2019, the Company issued a press release entitled, “Timberline to Off-set Drill Core Intercept at Elder Creek Porphyry Cu-Mo-Au-Ag Project, Nevada”.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On April 1, 2019, the Company issued a press release entitled “Timberline Resources Closes First Tranche of Private Placement Financing”.  A copy of the press release is attached as Exhibit 99.3 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.Description

99.1Form of Class H Warrant

99.2Press Release of Timberline Resources Corporation dated March 27, 2019.*

99.3Press Release of Timberline Resources Corporation dated April 1, 2019*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: April 1, 2019	By:	/s/ Steven A. Osterberg
Steven A. Osterberg Chief Executive Officer

EXHIBIT INDEX

Exhibit No.Description

99.1Form of Class H Warrant

99.2Press Release of Timberline Resources Corporation dated March 27, 2019.*

99.3Press Release of Timberline Resources Corporation dated April 1, 2019*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.